EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
March 31, 2006

CNA Financial Corporation
Table of Contents
March 31, 2006

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION

•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2005 Form 10-K for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	All amounts are in millions, except for per share and ratio information.

•	Certain immaterial differences are due to rounding.

i

CNA Financial Corporation
Supplemental Financial Information
Restatement for Discontinued Operations
The Company has restated its Consolidated Statement of Operations for the three months ended March 31, 2005. A review of discontinued operations completed in February 2006 identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations. The Company did not have an effectively designed control process in place to ensure adequate oversight, analysis, reconciliation, documentation and periodic evaluation of the results and balances that comprise the net assets of businesses reported as discontinued operations. There was also a lack of understanding of subsidiary ledger detail which contributed to the Company’s failure to eliminate intercompany activity within discontinued operations and between continuing and discontinued operations. As a result, the balances related to discontinued operations were incorrectly established in the Company’s current general ledger system in 1997 in connection with a general ledger conversion, creating an overstatement of the reported net assets of discontinued operations. In addition, the Company’s evaluation of the periodic results of discontinued operations was ineffective. The correction of the elimination issue noted above caused the historical results of discontinued operations to change, requiring current evaluation of the revised periodic results for reporting purposes. Further, in light of the impact of the elimination corrections, the Company reviewed its historical process to evaluate the results of discontinued operations and determined that process did not address recorded loss reserves at all consolidating levels for discontinued operations. Therefore, the Company determined that it was appropriate to recognize the impact of the revised historical periodic income or loss of discontinued operations.
Restatement for Condensed Consolidated Statement of Cash Flows
The Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2005 has been restated to reflect the following:
•	Net purchases and sales of trading securities and changes in the net receivable/payable from unsettled investment purchases and sales related to trading securities, previously classified within investing activities, have been reclassified to cash flows from operating activities.

•	Cash flows from equity method investees were reclassified to distinguish between return on investments, which are reflected within operating cash flows, and return of investments, which are reflected within investing cash flows. Previously, all amounts were reflected within investing cash flows.

•	Deposits and withdrawals related to investment contract products issued by the Company have been reflected within financing cash flows. Previously, amounts related to certain investment contracts were reflected within operating cash flows.

•	The impact of cumulative translation adjustment, previously reflected within investing activities, is now classified within operating activities.
The restatements related to cash flows had no impact on the total change in cash from continuing operations within the Condensed Consolidated Statement of Cash Flows.
Additionally, the Company has revised its Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 2005 to separately disclose the operating, investing and financing portions of the cash flows attributable to discontinued operations, as well as to include the cash balance related to discontinued operations in the Condensed Consolidated Statement of Cash Flows.

ii

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED MARCH 31	Three Months
			Fav /
			(Unfav)
(In millions)	2006	2005	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,869	$1,899	(2)%
Net investment income	570	406	40
Realized investment gains (losses), net of participating policyholders’ and minority interests	9	(19)	147
Other revenues	53	78	(32)

Total revenues	2,501	2,364	6

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,492	1,434	(4)
Amortization of deferred acquisition costs	370	378	2
Other operating expenses	257	274	6
Interest	30	37	19

Total claims, benefits and expenses	2,149	2,123	(1)

Income before income tax and minority interest	352	241	46
Income tax expense	(108)	(56)	(93)
Minority interest	(9)	(7)	(29)

Income from continuing operations	235	178	32
Income (loss) from discontinued operations, net of tax	(6)	7	(186)

Net income	$229	$185	24%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income and Per Share Data

PERIOD ENDED MARCH 31	Three Months
			Fav /
			(Unfav)
(In millions, except per share data)	2006	2005	% Change

COMPONENTS OF NET INCOME
Net operating income	$234	$192	22%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	1	(14)	107

Income from continuing operations	235	178	32
Income (loss) from discontinued operations, net of tax	(6)	7	(186)

Net income	$229	$185	24%

BASIC AND DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.84	$0.63	33
Income (loss) from discontinued operations	(0.02)	0.03	(167)

Basic and diluted earnings per share available to common stockholders (1)	$0.82	$0.66	24%

Weighted average outstanding common stock and common stock equivalents	256.0	256.0

(1)	The three months ended March 31, 2006 and 2005 per share results available to common stockholders are reduced by $19 million and $17 million, or $0.07 per share and $0.07 per share, of undeclared but accumulated preferred stock dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2006	December 31, 2005

Total assets	$59,675	$58,786
Insurance reserves	41,912	42,436
Debt	1,690	1,690
Total liabilities	50,437	49,545
Minority interest	298	291
Accumulated other comprehensive income	120	359
Total stockholders’ equity	8,940	8,950

Book value per common share (1)	$31.15	$31.26
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$30.59	$29.69

Outstanding shares of common stock (in millions of shares)	256.0	256.0

THREE MONTHS ENDED
MARCH 31
(In millions)	2006	2005

Net cash flows provided by operating activities (2)	$626	$159

Net cash flows used by investing activities	(307)	(110)

Net cash flows used by financing activities	(343)	(56)

Net cash flows	$(24)	$(7)

(1)	Book value per common share as of March 31, 2006 and December 31, 2005 excludes $750 million of preferred stock (Series H) and $216 million and $197 million of undeclared but accumulated dividends.

(2)	Operating cash flows for the three months ended March 31, 2006 and 2005 include $(5) million and $(11) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of March 31, 2006
Gross	$14,905	$5,316	$20,221
Ceded	3,770	1,435	5,205

Net	$11,135	$3,881	$15,016

As of December 31, 2005
Gross	$15,084	$5,205	$20,289
Ceded	3,838	1,411	5,249

Net	$11,246	$3,794	$15,040

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES	Life & Group	Corporate &
(In millions)	Non-Core	Other Non-Core	Total Operations

As of March 31, 2006
Gross	$3,231	$7,089	$30,541
Ceded	1,385	3,762	10,352

Net	$1,846	$3,327	$20,189

As of December 31, 2005
Gross	$3,277	$7,372	$30,938
Ceded	1,440	3,916	10,605

Net	$1,837	$3,456	$20,333

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

PERIOD ENDED MARCH 31, 2006	Three Months
(In millions)	Ended

Claim & claim adjustment expense reserves, beginning of period
Gross	$30,938
Ceded	10,605

Net	20,333

Net incurred claim & claim adjustment expenses	1,289

Net claim & claim adjustment expense payments	(1,433)

Claim & claim adjustment expense reserves, end of period
Net	20,189
Ceded	10,352

Gross	$30,541

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2006		December 31, 2005
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$18,185	$18,031	$16,988	$16,972
Fixed maturities — tax exempt	3,444	3,435	7,579	7,631
Equities	221	391	221	374
Short-term investments	7,853	7,851	3,715	3,714
Limited partnership investments	1,383	1,383	1,223	1,223
Other (e.g., Real Estate)	38	36	34	32

Total investments	$31,124	$31,127	$29,760	$29,946

Net receivable/(payable)	$154		$266
Securities lending collateral	(1,751)		(742)

Life & Group Non-Core:
Fixed maturities — taxable	$6,630	$6,917	$6,574	$7,053
Fixed maturities — tax exempt	1,492	1,588	1,475	1,578
Equities	316	329	290	307
Short-term investments	426	426	523	524
Limited partnership investments	270	270	286	286
Other (e.g., Mortgage & Policy Loans)	1	1	1	1

Total investments	$9,135	$9,531	$9,149	$9,749

Net receivable/(payable)	$(68)		$84
Securities lending collateral	(38)		(25)

Total investments	$40,259	$40,658	$38,909	$39,695

Total net receivable/(payable)	$86		$350
Total securities lending collateral	(1,789)		(767)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $107 million and $86 million as of March 31, 2006 and December 31, 2005 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
MARCH 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$1,561	$1,516	3%	$825	$769	7%	$2,386	$2,285	4%
Net written premiums	1,110	1,171	(5)	648	594	9	1,758	1,765	—

Net earned premiums	1,086	1,169	(7)	628	573	10	1,714	1,742	(2)
Net investment income	228	183	25	87	56	55	315	239	32
Other revenues	20	21	(5)	33	31	6	53	52	2

Total operating revenues	1,334	1,373	(3)	748	660	13	2,082	2,033	2

Claims, benefits and expenses:
Net incurred claims and benefits	780	830	6	372	357	(4)	1,152	1,187	3
Policyholders’ dividends	4	4	—	1	1	—	5	5	—
Amortization of deferred acquisition costs	238	239	—	127	130	2	365	369	1
Other insurance related expenses	101	139	27	37	24	(54)	138	163	15
Other expenses	19	26	27	32	28	(14)	51	54	6

Total claims, benefits and expenses	1,142	1,238	8	569	540	(5)	1,711	1,778	4

Operating income before income tax and minority interest	192	135	42	179	120	49	371	255	45
Income tax expense on operating income	(56)	(32)	(75)	(59)	(36)	(64)	(115)	(68)	(69)
Minority interest	(3)	(2)	(50)	(6)	(5)	(20)	(9)	(7)	(29)

Net operating income from continuing operations	133	101	32	114	79	44	247	180	37

Realized investment gains (losses), net of participating policyholders’ and minority interests	13	(5)	N/M	3	1	200	16	(4)	N/M
Income tax (expense) benefit on realized investment gains (losses)	(4)	(3)	(33)	(1)	2	(150)	(5)	(1)	N/M

Net income from continuing operations	$142	$93	53%	$116	$82	41%	$258	$175	47%

Financial Ratios
Loss & LAE	71.8%	71.0%		59.3%	62.3%		67.2%	68.1%
Acquisition expense	18.5	21.0		17.9	20.1		18.3	20.7
Underwriting expense	12.7	11.4		8.2	6.8		11.1	9.9
Dividends	0.4	0.3		0.2	0.2		0.3	0.3

Expense ratio, including dividends	31.6	32.7		26.3	27.1		29.7	30.9

Combined ratio	103.4%	103.7%		85.6%	89.4%		96.9%	99.0%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
MARCH 31	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Net earned premiums	$1,714	$1,742	$163	$166	(2)%	$(8)	$(9)	11%	$1,869	$1,899	(2)%
Net investment income	315	239	187	106	76	68	61	11	570	406	40
Other revenues	53	52	12	33	(64)	(12)	(7)	(71)	53	78	(32)

Total operating revenues	2,082	2,033	362	305	19	48	45	7	2,492	2,383	5

Claims, benefits and expenses:
Net incurred claims and benefits	1,152	1,187	306	234	(31)	29	8	N/M	1,487	1,429	(4)
Policyholders’ dividends	5	5	—	—	N/M	—	—	N/M	5	5	—
Amortization of deferred acquisition costs	365	369	4	7	43	1	2	50	370	378	2
Other insurance related expenses	138	163	53	54	2	15	9	(67)	206	226	9
Other expenses	51	54	13	14	7	17	17	—	81	85	5

Total claims, benefits and expenses	1,711	1,778	376	309	(22)	62	36	(72)	2,149	2,123	(1)

Operating income (loss) before income tax and minority interest	371	255	(14)	(4)	N/M	(14)	9	N/M	343	260	32
Income tax (expense) benefit on operating income (loss)	(115)	(68)	11	5	120	4	2	100	(100)	(61)	(64)
Minority interest	(9)	(7)	—	—	N/M	—	—	N/M	(9)	(7)	(29)

Net operating income (loss) from continuing operations	247	180	(3)	1	N/M	(10)	11	(191)	234	192	22

Realized investment gains (losses), net of participating policyholders’ and minority interests	16	(4)	(12)	(5)	(140)	5	(10)	150	9	(19)	147
Income tax (expense) benefit on realized investment gains (losses)	(5)	(1)	5	2	150	(8)	4	N/M	(8)	5	N/M

Net income (loss) from continuing operations	$258	$175	$(10)	$(2)	N/M %	$(13)	$5	N/M %	$235	178	32%

Other Financial Data			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Property & Casualty Company Information	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$2,386	$2,285	$194	$278	(30)%	$(1)	$252	(100)%	$2,579	$2,815	(8)%
Net written premiums	1,758	1,765	165	172	(4)	(10)	(20)	50	1,913	1,917	—
Net earned premiums	1,714	1,742	160	161	(1)	(8)	(8)	—	1,866	1,895	(2)

Financial Ratios
Loss & LAE	67.2%	68.1%	N/M %	N/M %		N/M %	N/M %		75.2%	74.6%
Acquisition expense	18.3	20.7	N/M	N/M		N/M	N/M		18.4	20.5
Underwriting expense	11.1	9.9	N/M	N/M		N/M	N/M		12.4	11.0
Dividends	0.3	0.3	N/M	N/M		N/M	N/M		0.3	0.3

Expense ratio, including dividends	29.7	30.9	N/M	N/M		N/M	N/M		31.1	31.8

Combined ratio	96.9%	99.0%	N/M %	N/M %		N/M %	N/M %		106.3%	106.4%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations and Corporate & Other Non-Core Segment — Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended March 31, 2006	$12	$—	$12	$—	$12
Three months ended March 31, 2005	$1	$—	$1	$—	$1

CATASTROPHE LOSSES (AFTER-TAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended March 31, 2006	$8	$—	$8	$—	$8
Three months ended March 31, 2005	$1	$—	$1	$—	$1

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$42	$22	$38	$37	$139	$38
Interest on funds withheld and other deposits	(18)	(34)	(34)	(19)	(105)	(14)
Income from trading securities	1	—	1	—	2	—
Other investment income	158	183	181	209	731	204

Net investment income	$183	$171	$186	$227	$767	$228

	Specialty Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$13	$7	$12	$13	$45	$13
Interest on funds withheld and other deposits	(12)	(1)	(2)	(2)	(17)	(2)
Income from trading securities	—	—	—	—	—	—
Other investment income	55	61	64	73	253	76

Net investment income	$56	$67	$74	$84	$281	$87

	P&C Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$55	$29	$50	$50	$184	$51
Interest on funds withheld and other deposits	(30)	(35)	(36)	(21)	(122)	(16)
Income from trading securities	1	—	1	—	2	—
Other investment income	213	244	245	282	984	280

Net investment income	$239	$238	$260	$311	$1,048	$315

	Life & Group Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$9	$1	$8	$4	$22	$10
Interest on funds withheld and other deposits	—	—	—	—	—	—
Income from trading securities	(31)	14	40	22	45	42
Other investment income	128	131	131	136	526	135

Net investment income	$106	$146	$179	$162	$593	$187

	Corporate & Other Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$15	$8	$14	$11	$48	$13
Interest on funds withheld and other deposits	(9)	(15)	(14)	(6)	(44)	(9)
Income from trading securities	—	—	—	—	—	—
Other investment income	55	62	61	69	247	64

Net investment income	$61	$55	$61	$74	$251	$68

	Total Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06
Limited partnership income	$79	$38	$72	$65	$254	$74
Interest on funds withheld and other deposits	(39)	(50)	(50)	(27)	(166)	(25)
Income from trading securities	(30)	14	41	22	47	42
Other investment income	396	437	437	487	1,757	479

Net investment income	$406	$439	$500	$547	$1,892	$570

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav)
(In millions)	2006	2005	% Change

Property & Casualty Companies
Gross written premiums	$2,227	$2,405	(7)%
Net written premiums	1,762	1,802	(2)

Net earned premiums	1,544	1,631	(5)
Claim and claim adjustment expenses	1,204	1,256	4
Acquisition expenses	296	334	11
Underwriting expenses	227	242	6
Policyholders’ dividends	4	5	20

Underwriting loss	(187)	(206)	9
Net investment income (1)	428	837	(49)
Other revenues (expenses)	(40)	(36)	(11)
Income tax expense	(41)	(38)	(8)
Net realized gains	6	23	(74)

Net income	$166	$580	(71)%

Financial Ratios
Loss and LAE	78.0%	77.0%
Acquisition expense	16.8	18.5
Underwriting expense	12.9	13.5
Policyholders’ dividends	0.2	0.3

Expense ratio	29.9	32.3

Combined ratio	107.9%	109.3%

Life Companies
Earned premium	$3	$4

SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	March 31, 2006	December 31, 2005

Property & Casualty Companies
Statutory surplus (2)	$7,193	$6,940

Life Companies
Statutory surplus	$640	$627

(1)	The three months ended March 31, 2005 includes $500 million of dividends from CCC’s life subsidiary, Continental Assurance Company.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/06	12/31/05	03/31/06
Gross Accident Year	65.8%	76.4%	75.8%
Impact of Reinsurance	2.4	(0.1)	—

Net Accident Year (1)	68.2	76.3	75.8%

Impact of Significant Commutations	—	6.2
Impact of Corporate Covers	—	0.7
Impact of Development & Change in Allowance for Uncollectible Reinsurance	3.6	4.3

Net Calendar Year	71.8%	87.5%

	Specialty Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/06	12/31/05	03/31/06
Gross Accident Year	60.0%	63.7%	62.8%
Impact of Reinsurance	(0.8)	(0.3)	(0.3)

Net Accident Year (1)	59.2	63.4	62.5%

Impact of Significant Commutations	—	0.9
Impact of Corporate Covers	—	(0.3)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	0.1	1.3

Net Calendar Year	59.3%	65.3%

	P&C Operations
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/06	12/31/05	03/31/06
Gross Accident Year	63.8%	72.2%	71.5%
Impact of Reinsurance	1.0	(0.6)	(0.6)

Net Accident Year (1)	64.8	71.6	70.9%

Impact of Significant Commutations	—	4.3
Impact of Corporate Covers	—	0.4
Impact of Development & Change in Allowance for Uncollectible Reinsurance	2.4	3.2

Net Calendar Year	67.2%	79.5%

(1)	The 2005 net accident year loss ratio evaluated at March 31, 2006 includes 11 points, 1 point, and 7 points related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Asbestos Summary by Policyholder Category

		Net Paid	Net Asbestos	Percent of
	Number of	Losses in 2006	Reserves	Asbestos
MARCH 31, 2006	Policyholders	(In millions)	(In millions)	Net Reserves

Policyholders with Settlement Agreements
Structured Settlements	13	$10	$158	10%
Wellington	3	—	15	1
Coverage in Place	36	6	64	4
Fibreboard	1	—	54	4

Total with Settlement Agreements	53	16	291	19

Other Policyholders with Active Accounts
Large Asbestos Accounts	199	23	232	16
Small Asbestos Accounts	1,062	7	127	8

Total Other Policyholders	1,261	30	359	24

Assumed Reinsurance & Pools		1	146	10

Unassigned IBNR (1)			712	47

Total	1,314	$47	$1,508	100%

(1)	IBNR includes claims that are incurred but not reported.